Exhibit 10.18


                                     FORM OF
                                OPTION AGREEMENT
                                ----------------



THIS OPTION AGREEMENT (this "Agreement") is made as of May 23, 1996 (the "Grant
                             ---------                                    -----
Date"), by and between Remington Products Company, L.L.C., a Delaware limited
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liability company (the "Company"), and the individual named on the signature
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page hereto (the "Manager").
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WHEREAS, on the terms and subject to the conditions hereof, the Company desires to grant the Manager options to purchase and acquire the number of Common Units of the Company set forth on Schedule I attached hereto (the "Options"), as
                            ----------                       -------
hereinafter set forth; and

          WHEREAS, this Agreement is one of several agreements being entered into by the Company on or after the date hereof with certain persons who are or will be key employees of the Company (collectively with the Manager, the "Management Option Holders") as part of a management option plan designed to
 -------------------------
comply with Rule 701 promulgated under the Securities Act (as defined below);

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

1.   Definitions.
     -----------

     "Agreement" shall have the meaning set forth in the preface.
      ---------

     "Applicable Percentage" shall mean (a) 25% during the one-year period
      ---------------------
commencing on the first anniversary of the Grant Date; (b) 50% during the one-year period commencing on the second anniversary of the Grant Date; (c) 75% during the one-year period commencing on the third anniversary of the Grant Date; and (d) 100% on and after the fourth anniversary of the Grant Date.

     "Cause" shall mean a termination of employment of the Manager by the
      -----
Company or any subsidiary thereof due to (i) the commission by the Manager of an act of fraud or embezzlement (including the unauthorized disclosure of confidential or proprietary information of the Company or any of its subsidiaries which results in material financial loss to the Company or any of its subsidiaries), (ii) the commission by Manager of a felony, (iii) the willful misconduct of the Manager as an employee of the Company or any of its subsidiaries which is reasonably likely to result in material injury or financial loss to the Company or any of its subsidiaries or (iv) the wilful failure of Manager to render services to the Company or any of its subsidiaries in accordance with Manager's employment which failure amounts to a material neglect of Manager's duties to the Company or any of its subsidiaries.

     "Common Units" shall mean the common units of the Company, together with
      ------------
any securities issued in exchange therefor.

     "Company" shall have the meaning set forth in the preface.
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     "Cost" shall mean, with respect to each of the Common Units, the exercise
      ----
price per unit paid by the Manager (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalization).

     "Disability" shall mean the inability of the Manager to perform the
      ----------
essential functions of Manager's job, with or without reasonable accommodation, by reason of a physical or mental infirmity, for a continuous period of six months. The period of six months shall be deemed continuous unless Manager returns to work for at least 30 consecutive business days during such period and performs during such period services at the level and competence that were performed prior to the beginning of the six-month period. The date of such Disability (for purposes of determining the Termination Date in the event of such Disability) shall be on the first day of such six-month period.

     "Employee" shall mean any employee (as defined in accordance with the
      --------
regulations and revenue rulings then applicable under Section 3401(c) of the Internal Revenue Code of 1986, as amended) of the Company or any of its subsidiaries, and the term "Employment" shall include service as a part- or
                            ----------
full-time Employee to the Company or any of its subsidiaries.

     "Exercise Price" shall have the meaning set forth in Section 2.1.
      --------------

     "Expiration Date" shall have the meaning set forth in Section 2.2.
      ---------------

     "Fair Market Value" shall mean the average of the closing prices of the
      -----------------
sales of the Company's Common Units on all securities exchanges on which the Common Units may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Units are not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Units are not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time the Common Units are not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Units determined in good faith by the Management Committee (without taking into account the lack of liquidity and minority position of the Common Units subject to repurchase).

     "Financing Default" shall mean an event which would constitute (or with
      -----------------
notice or lapse of time or both would constitute) an event of default under any of the following as they may be amended, supplemented or modified from time to time: (i) the Credit and Guarantee Agreement and Indenture (collectively, the "Senior Financing Agreements") dated on or about the Grant Date among the
 ---------------------------
Company and the other financial institutions, agents and trustees party thereto, and any extensions, renewals, refinancings or refundings thereof in whole or in part; (ii) any provision of the Company's Limited Liability Company Agreement or any of its subsidiary's certificate of incorporation or limited liability company agreement, as the case may be, as in effect on the Grant Date; and (iii) any of the securities issued pursuant to or whose terms are governed by the terms of any of the agreements set forth in clauses (i) and (ii) above, and any extensions, renewals, refinancings or refundings thereof in whole or in part.

     "Grant Date" shall have the meaning set forth in the preface.
      ----------

     "Limited Liability Company Agreement" shall mean the Amended and Restated
      -----------------------------------
Limited Liability Company Agreement of the Company, dated as of May 16, 1996, by and between RPI Corp. (formerly Remington Products, Inc.), a Delaware corporation ("RPI"), Vestar Shaver Corp., a Delaware corporation ("Shaver"),
              ---                                                  ------
Vestar Razor Corp., a Delaware corporation ("Razor"), and the individuals listed
                                             -----
as management members on Schedule A thereto, as the same may be amended from time to time.

     "Management Committee" shall mean the Company's Management Committee or any
      --------------------
board of directors or similar governing body of a successor to the Company.

     "Management Option Holders" shall have the meaning set forth in the
      -------------------------
preface.

     "Manager" shall have the meaning set forth in the preface.
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     "Manager Group" shall have the meaning set forth in Section 4.1(a).
      -------------

     "Members Pledge Agreement" shall mean the Members Limited Recourse Pledge
      ------------------------
Agreement, dated as of May 23, 1996, made by each of the corporations and individuals signatories thereto in favor of Chemical Bank, as administrative agent for the banks and other financial institutions (the "Lenders") parties to
                                                           -------
the Credit and Guarantee Agreement, dated as of May 23, 1996, among the Company, certain of its subsidiaries, the Lenders, Fleet National Bank and Bank Nationale de Paris, as co-documentation agents, and Chemical Bank.

     "Options" shall have the meaning set forth in the preface.
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     "Permitted Transferee" means any transferee of Common Units pursuant to
      --------------------
clauses (f) or (g) of the definition of "Exempt Employee Transfer" as defined in the Securityholders Agreement.

     "Person" shall mean any individual, corporation, partnership, limited
      ------
liability company, trust, joint stock company, business trust, unincorporated association, joint venture, governmental authority or other entity of any nature whatsoever.

     "Public Offering"  shall mean a registered public offering of the Company's
      ---------------
Common Units.

     "Reorganization" means the consummation of the transactions contemplated by
      --------------
the Reorganization Agreement dated as of May 1, 1996, by and among RPI, Victor
K. Kiam, II, Vestar/Remington Corp., a Delaware corporation ("Vestar Corp.") and
                                                              ------------
Vestar Equity Partners, L.P., a Delaware limited partnership ("Vestar").
                                                               ------

     "Retirement" shall mean the Manager's retirement as an employee of the
      ----------
Company or any of its subsidiaries on or after reaching age 65 or such earlier age as may be otherwise determined by the Management Committee after at least four years employment with the Company after the Grant Date.

     "Sale of the Company" shall mean (i) a sale of all or substantially all of
      -------------------
the assets of the Company or (ii) the transfer or other disposition of all of the outstanding Common Units of the Company, in each case whether accomplished by stock purchase, merger, recapitalization, reorganization or other similar transaction.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and all
      --------------
rules and regulations promulgated thereunder, as the same may be amended from time to time.

     "Securityholders Agreement" shall mean the Securityholders Agreement dated
      -------------------------
as of May 23, 1996 among Shaver, Razor, Vestar, RPI, Victor K. Kiam, II and other equityholders of the Company.

     "Termination Date" means the date upon which Manager's employment with the
      ----------------
Company and its subsidiaries is terminated.

2.   Grant of Options.
     ----------------

     2.1  Confirmation of Grant; Option Price.  Pursuant to the terms and
          -----------------------------------
subject to the conditions set forth in this Agreement, the Company hereby evidences and confirms the grant to the Manager, effective on the Grant Date immediately after the consummation of the Reorganization, of options to purchase from the Company the number of Common Units set forth in Schedule I attached
                                                         ----------
hereto at an exercise price per unit (the "Exercise Price") and for an aggregate
                                           --------------
exercise price set forth in Schedule I attached hereto.  If the Manager
                            ----------
exercises the Options, the Manager must exercise the Options for all of the Common Units subject thereto.

     2.2  Expiration Date.  The Options shall terminate on the tenth anniversary
          ---------------
of the Grant Date; provided, however, that if the Manager's Employment with the Company is terminated for any reason, the Options shall terminate on the 90th day following the Termination Date unless the Management Committee otherwise specifies a later date (such tenth anniversary of the Grant Date or earlier date as specified in the proviso is referred to as the "Expiration Date"). The
                                                   ---------------
Options may be exercised, subject to the terms of this Agreement, only (a) in connection with a Sale of the Company, (b) after the effectiveness of a public offering of the Common Units pursuant to an underwritten offering registered under the Securities Act and (c) at any time during the 90-day period preceding the Expiration Date. At 5:00 p.m. (New York time) on the Expiration Date, unexercised Options shall be canceled and of no further force and effect. Notwithstanding the foregoing, the

Management Committee may require that the Options be exercised in connection with any Sale of the Company or, if not so exercised, provide that the Options terminate.

     2.3  Exercise and Payment.  The Manager may exercise the Options by
          --------------------
delivering written notice of exercise to the Company, which notice must (x) contain the representations and warranties set forth in Section 3.2 and (y) be accompanied by the aggregate Exercise Price for the Common Units subject to the Option in the form of cashier's check, certified check or wire transfer of immediately available funds; provided that the Options may not be exercised by the Manager unless, to the extent applicable, all of the following conditions are met:

               (a) Legal counsel for the Company must be satisfied at the time of exercise that the issuance of Common Units upon exercise will be in compliance with the Securities Act and other applicable United States federal, state, local and foreign laws;

               (b) the Manager must execute the Limited Liability Company Agreement and Securityholders Agreement;

               (c) the Manager must deliver to the Company a completed and executed election under 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder in the form of
     Exhibit A attached hereto (which election may be filed by the Company); and
     ---------

               (d) the Manager must, if required by the Management Committee, execute and deliver the Members Pledge Agreement or such other pledge agreement containing provisions substantially similar to the Members Pledge Agreement and such other documents and instruments contemplated thereunder.

The Management Committee may impose such additional requirements to exercise of the Options as it may deem necessary or advisable in connection therewith. The Manager consents to the filing of the election contemplated by Section 2.3(c).

3.   Investment Representations and Covenants of the Manager.
     -------------------------------------------------------

     3.1  Options and Common Units Unregistered.  The Manager acknowledges and
          -------------------------------------
represents that Manager has been advised by the Company that:

          (a) the Options and the Common Units have not been registered under the Securities Act;

          (b) any Common Units issued upon exercise of the Option must be held indefinitely and the Manager must continue to bear the economic risk of such investment in the Common Units unless the offer and sale of such Common Units is subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

          (c) there is no established market for the Options and the Common Units and it is not anticipated that there will be any public market for the Options or the Common Units in the foreseeable future;

          (d) a restrictive legend in the form set forth below shall be placed on the certificates representing the Options and the Common Units acquired on exercise thereof:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND OTHER PROVISIONS SET FORTH IN AN OPTION AGREEMENT BETWEEN THE ISSUER AND __________ DATED AS OF MAY 23, 1996, AS AMENDED AND MODIFIED FROM TIME TO TIME, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE";

          (e) a notation shall be made in the appropriate records of the Company indicating that the Options and the Common Units are subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Options and the Common Units acquired on exercise thereof;

          (f) upon exercise of the Options the Manager must, if applicable, execute and deliver the Limited Liability Company Agreement, Securityholders Agreement and, if requested by the Management Committee, the Members Pledge Agreement (all of which the Manager has had access to and understands the contents of), and become subject to the terms thereof; and

          (g) the exercise of the Options, and becoming a member of the Company, may subject the Manager to taxation in the various jurisdictions where the Company conducts business.

     3.2  Additional Investment Representations.  Upon each exercise of the
          -------------------------------------
Options, the Manager shall represent and warrant that:

          (a) the Manager's financial situation is such that Manager can afford to bear the economic risk of holding the Common Units for an indefinite period of time, has adequate means for providing for Manager's current needs and personal contingencies, and can afford to suffer a complete loss of Manager's investment in the Common Units;

          (b) the Manager's knowledge and experience in financial and business matters are such that Manager is capable of evaluating the merits and risks of the investment in the Common Units;

          (c) the Manager understands that the Common Units are a speculative investment which involves a high degree of risk of loss of Manager's investment therein, there are substantial restrictions on the transferability of the Common Units, and, on the date of Manager's exercise of the Options and for an indefinite period thereafter, there may be no public market for the Common Units and, accordingly, it may not be possible for the Manager to liquidate Manager's investment in case of emergency, if at all;

          (d) the terms of this Agreement provide that in the event that the Manager ceases to be an Employee, the Company has the right to repurchase the Common Units issued upon exercise of the Options at a price which may be less than the Fair Market Value of such Common Units;

          (e) the Manager understands and has taken cognizance of all the risk factors related to the purchase of the Common Units, and, other than as set forth in this Agreement, no representations or warranties have been made to the Manager or Manager's representatives concerning the Common Units or the Company or their prospects or other matters;

          (f) the Manager has been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Company and its subsidiaries, the Reorganization, the Securityholders Agreement, the Company's Amended and Restated Limited Liability Company Agreement and the terms and conditions of the purchase of the Common Units and to obtain any additional information which the Manager deems necessary; and

          (g) all information which the Manager has provided to the Company and Manager's representatives concerning the Manager and Manager's financial position is complete and correct as of the date of this Agreement.

4.   Certain Sales Upon Termination of Employment.
     --------------------------------------------

     4.1  Put Option.
          ----------

          (a) If the Manager's Employment terminates due to Disability, death or Retirement (such date of termination, the "Put Date"), in either case prior
                                               --------
to the earlier of a Public Offering or the fifth anniversary of the Grant Date, each of the Manager and the Manager's Permitted Transferees (hereinafter sometimes collectively referred to as the "Manager Group") shall have the right,
                                           -------------
subject to the provisions of Section 5 hereof, for 90 days following the Put Date (or, if the Options are exercised after the Put Date, 90 days following the date of such exercise), to sell to the Company, and the Company shall be required to purchase (subject to the provisions of Section 5 hereof), on one occasion from each member of the Manager Group, all (but not less than all) of the Common Units then held by the Manager Group at a price per Common Unit equal to the greater of Fair Market Value (measured as of the Termination Date) or Cost for the Applicable Percentage (measured as of the Termination Date) of the Common Units and (y) Cost for the remainder of the Common Units; provided, that
                                                                 --------
in any case the Management Committee shall have the right, in its sole discretion, to increase any of the foregoing purchase prices.

          (b) If the Manager Group desires to exercise its option to require the Company to repurchase Common Units obtained upon exercise of the Option pursuant to Section 4.1(a), the members of the Manager Group shall send one written notice to the Company setting forth such members' intention to collectively sell all of their Common Units within the applicable 90-day period described above, which notice shall be signed by each member of the Manager Group. Subject to the provisions of Section 5.1, the closing of the purchase shall take place at the principal office of the Company on a date specified by the Company no later than the 60th day after the giving of such notice.

     4.2  Call Options.
          ------------

          (a) Upon termination of the Executive's Employment, the Company shall have the right and option to purchase, for a period of 90 days following the Termination Date (or, if the Options are exercised after the Termination Date, 90 days following the date of such exercise), and each member of the Manager Group shall be required to sell to the Company, any or all of the Common Units obtained upon exercise of the Options then held by each member of the Manager Group at a price per Common Unit as follows:

               (i) if the Manager's Employment is terminated at any time due to Disability, death or Retirement, the purchase price shall be (x) the greater of Fair Market Value (measured as of the Termination Date) or Cost for the Applicable Percentage (measured as of the Termination Date) of the Common Units being purchased and (y) the average of the Fair Market Value (measured as of the Termination Date) and Cost for the remainder of the Common Units being purchased;

               (ii) if the Manager's Employment is terminated by the Company at any time without Cause, the purchase price shall be (x) the greater of Fair Market Value (measured as of the Termination Date) or Cost for the Applicable Percentage (measured as of the Termination Date) of the Option Units being purchased and (y) Cost for the remainder of the Common Units being purchased;

               (iii) if the Manager terminates his Employment after the fifth anniversary of the Grant Date for any reason other than (x) Disability, death or Retirement, or (y) as a result of termination with or without Cause, the purchase price shall be the greater of Fair Market Value (measured as of the Termination Date) or Cost of the Common Units; and

               (iv) if the Manager's Employment is terminated (A) at any time for Cause or (B) prior to the fifth anniversary of the Grant Date of this Agreement by the Manager for any reason other than (x) Disability, death or Retirement, or (y) as a result of termination without Cause, the purchase price shall be the Cost of the Common Units;

provided that in any case the Management Committee shall have the right, in its
- --------
sole discretion, to increase any purchase price set forth above.

          (b) If the Company desires to exercise its option to purchase any Common Units pursuant to this Section 4.2, the Company shall, not later than end of the applicable 90 day period referred to above, send written notice to each member of the Manager Group of its intention to purchase the Common Units, specifying the number of Common Units to be purchased (the "Call Notice").
                                                            -----------
Subject to the provisions of Section 5, the closing of the purchase shall take place at the principal office of the Company on a date specified by the Company no later than the 60th day after the giving of the Call Notice.

     4.3  Obligation to Sell Several.  In the event there is more than one
          --------------------------
member of the Manager Group, the failure of any one member thereof to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by the Company shall not excuse, or constitute a waiver of its rights against, the defaulting member.

5.   Certain Limitations on the Company's Obligations to Purchase Common Units.
     -------------------------------------------------------------------------

          5.1  Deferral of Purchases.  (a) Notwithstanding anything to the
               ---------------------
contrary contained herein, the Company shall not be obligated to purchase any Common Units at any time pursuant to Section 4, regardless of whether it has delivered a notice of its election to purchase any such Common Units, (i) to the extent that the purchase of such Common Units (together with any other purchases of Common Units pursuant to Section 4 of other management Option Agreements or the Management Common Unit Subscription Agreements) would result (A) in a violation of any law, statute, rule, regulation, order, writ, injunction, decree or judgment promulgated or entered by any federal, state, local or foreign court or governmental authority applicable to the Company or any of its subsidiaries or any of its or their material property (which violation is material to the Company, its directors or members or the repurchase of units) or (B) after giving effect thereto, in a Financing Default, or (ii) if immediately prior to such purchase there exists a Financing Default which prohibits such purchase. The Company shall within fifteen days of learning of any such fact so notify the members of the Manager Group that it is not obligated to purchase units hereunder.

          (b) Notwithstanding anything to the contrary contained in Section 4, any Common Units which a member of the Manager Group has elected to sell to the Company or which the Company has elected to purchase from members of the Manager Group, but which in accordance with Section 5.1(a) are not purchased at the applicable time provided in Section 4, shall to the extent then owned by the Manager Group be purchased by the Company on or prior to the fifteenth day after such date or dates that (after taking into account any purchases to be made at such time pursuant to the agreements with other Management Option Holders) it is no longer prohibited from purchasing such units under Section 5.1(a), and the Company shall give the members of the Manager Group five days prior notice of any such purchase.

     5.2  Payment for Common Units. If at any time the Company elects or is
          ------------------------
required to purchase any Common Units pursuant to Section 4, the Company shall pay the purchase price for the Common Units it purchases (i) first, by the cancellation of any indebtedness, if any, owing from the Manager to the Company or any of its subsidiaries (which indebtedness shall be applied pro rata against the proceeds receivable by each member of the Manager Group receiving consideration in such repurchase) and (ii) then, by the Company's delivery of a check or wire transfer of immediately available funds for the remainder of the purchase price, if any, against delivery of the certificates or other instruments representing the Common Units so purchased, duly endorsed; provided that if any of the
                                              --------
conditions set forth in Section 5.1(a) exists which prohibits such cash payment, the portion of the cash payment so prohibited may be made, to the extent such payment is not prohibited, by the Company's delivery of an unsecured subordinated promissory note (which shall be subordinated and subject in right of payment only to the prior payment of any debt outstanding under the Senior Financing Agreements and any modifications, renewals, extensions, replacements and refunding of all such indebtedness) of the Company (a "Repurchase Note") in
                                                           ---------------
a principal amount equal to the balance of the purchase price, payable in up to five equal annual installments commencing on the first anniversary of the issuance thereof and bearing interest payable annually at the publicly announced prime rate of Chase Bank, on the date of issuance and each June 30 and December 31 thereafter; provided further that in the case of a purchase pursuant to
               -------- -------
either Section 4.1(a) or any of Sections 4.2(a)(iii) or (iv) the Company may elect to deliver a Repurchase Note in a principal amount equal to all or a portion of the cash purchase price (in lieu of paying such portion of the purchase price in cash), which Repurchase Note shall mature on the fifth anniversary of its issuance, require principal payments to be made in five equal, annual installments and bear interest payable annually at the publicly announced prime rate of Chase Bank on the date of issuance and each June 30 and December 31 thereafter. The Company shall have the right set forth in clause
(i) of the first sentence of this Section 5.2 whether or not the member of the Manager Group selling such Option Units is an obligor of the Company.

6.   Miscellaneous.
     -------------

     6.1  Tax Withholding.  Whenever Common Units are to be issued pursuant to
          ---------------
the exercise of an Option or any cash payment is to be made hereunder or under the Limited Liability Company Agreement, the Company shall have the power to withhold, or require the Manager to remit to the Company in cash or offset against any amounts otherwise payable Manager, an amount sufficient to satisfy all Federal, state, local and foreign withholding tax requirements relating to such transaction, and the Company may defer payment of cash or issuance of Common Units until such requirements are satisfied.

     6.2  Transfers to Permitted Transferees.  The Manager may transfer Options
          ----------------------------------
only upon his death pursuant to applicable laws of descent and distribution and may transfer Common Units only as contemplated by the Limited Liability Agreement and the Securityholders Agreement. Prior to any transfer of Common Units, the Manager shall deliver to the Company a written agreement of the proposed transferee (a) evidencing such Person's undertaking to be bound by the terms of this Agreement and (b) acknowledging that Common Units transferred to such Person will continue to be Common Units for purposes of this Agreement in the hands of such Person. Any transfer or attempted transfer of Common Units in violation of any provision of this Agreement, the Limited Liability Agreement or the Securityholders Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Common Units as the owner of such Common Units for any purpose.

     6.3  Recapitalizations, Exchanges, Etc., Affecting Common Units.  The
          ----------------------------------------------------------
number, class and Exercise Price of any outstanding Options (and the number of Common Units subject to outstanding Options) shall be adjusted by the Management Committee if, in its good faith judgment, it shall deem such an adjustment to be necessary or appropriate to reflect any transaction involving the Common Units having the same effect as a stock dividend, stock split, stock issuance or reverse stock split or any combination, recapitalization, reclassification, merger, consolidation or other reorganization. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to Options, to Common Units, to any and all equity interests or options to acquire equity interests of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Common Units, by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, merger, consolidation or
otherwise.   Nothing contained in this Agreement shall prohibit or restrict the
Company from reorganizing into a corporation or other entity or otherwise recapitalizing in connection with a Sale of the Company or Public Offering of the Company's equity interests. Each member of the Manager Group shall cooperate with, and take all actions requested by, the Company in effecting such a reorganization. In the event that the Company is reorganized as a corporation (or the interests in the Company are transferred to a corporation) (a "Reorganization"), the Manager shall cooperate with such Reorganization. In the
 --------------
event of a Reorganization, the Company's successor or its new parent entity may substitute an option to purchase its stock (with substantially equivalent economic terms as this Agreement) for this Agreement, and the Manager will execute such documents as are required to evidence such substitution.

     6.4  Requirements of Law.  The issuance of Common Units shall be subject to
          -------------------
all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges or quotation systems as may be required. The Company will be under no obligation to issue, sell or transfer any Common Units upon the Manager's election to exercise any Options granted hereunder if such issuance, sale or transfer would, in the reasonable opinion of the Company, result in a violation of applicable law, including the federal securities laws and any commercially reasonable efforts to obtain the approvals referred to in this Section 6.4 and otherwise to permit any such issuance, sale or transfer of Common Units to comply with applicable law, it being expressly understood, however, that the Company shall not have any obligation to register the Common Units or otherwise take any other action to make available any exemption from the registration requirements of any federal or state securities law to permit the issuance, sale or transfer of such Common Units.

     6.5  Manager's Employment by the Company.  Nothing contained in this
          -----------------------------------
Agreement shall be deemed to obligate the Company or any subsidiary of the Company to employ the Manager in any capacity whatsoever or to prohibit or restrict the Company (or any such subsidiary) from terminating the employment of the Manager at any time or for any reason whatsoever, with or without Cause.

     6.6  No Rights as Equity Holder.  Except as otherwise required by law, the
          --------------------------
Manager shall not have any rights as an equity holder with respect to any Common Units until such time as the Common Units have been so issued.

     6.7  Administration by Management Committee.  This Option Agreement shall
          --------------------------------------
be administered by the Management Committee, which shall have full power and authority to construe and administer this Agreement as it may deem advisable. Any action taken under the provisions of this Agreement by the Management Committee in connection with the administration of this Agreement shall be, in each case, within the sole discretion of the Management Committee and conclusive and binding upon the Company, the Manager, all beneficiaries of the Manager, and all persons and entities having any interest therein.

     6.8  Binding Effect.  The provisions of this Agreement shall be binding
          --------------
upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that no
                                               --------  -------
transferee shall derive any rights under this Agreement unless and until such transferee has executed and delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

     6.9  Amendment; Waiver.  This Agreement may be amended only by a written
          -----------------
instrument signed by the parties hereto. No waiver by any party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving.

     6.10 Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

     6.11 Jurisdiction.  Any suit, action or proceeding with respect to this
          ------------
Agreement, or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the State of New York, and each of the Company and the members of the Manager Group hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. Each of the members of the Manager Group and the Company hereby irrevocably waives any objections which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum.

     6.12 Notices. All notices and other communications hereunder shall be in
          -------
writing and shall be deemed to have been duly given when personally delivered, telecopied (with confirmation of receipt), two days after deposit with a reputable overnight delivery service (charges prepaid) and three days after deposit in the U.S. Mail (postage prepaid and return receipt requested) to the address set forth below or such other address as the recipient party has previously delivered notice to the sending party.

          (a)  If to the Company:

               Remington Products Company, L.L.C.
               60 Main Street
               Bridgeport, CT 06604
               Attn: Allen S. Lipson
               Telecopy: (203) 366-7707

               and

               Remington Products Company, L.L.C.
               c/o Vestar Equity Partners, L.P.
               245 Park Avenue, 41st Floor
               New York, NY  10167
               Attn: Robert L. Rosner
               Telecopy: (212) 808-4922

               with a copy to:

               Kirkland & Ellis
               655 Fifteenth Street, N.W.
               Washington, D.C.  20005
               Attn: Jack M. Feder
               Telecopy: (202) 879-5200

          (b) If to the Manager, to the address as shown on the equity interest register of the Company.

     6.13 Integration.  This Agreement and the documents referred to herein or
          -----------
delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     6.14 Counterparts.  This Agreement may be executed in separate
          ------------
counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     6.15 Injunctive Relief.  The Manager and Manager's Permitted Transferees
          -----------------
each acknowledges and agrees that a violation of any of the terms of this Agreement will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that the Company shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

     6.16 Rights Cumulative; Waiver.  The rights and remedies of the Manager and
          -------------------------
the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                            *     *     *     *     *

          IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the date first above written.

                                        REMINGTON PRODUCTS COMPANY, L.L.C.



                                        By:
                                           --------------------------------

                                        Its:
                                            -------------------------------




                                        -----------------------------------





                                      SCHEDULE I
                                      ----------

                                                            Aggregate
            Number of Options       Exercise Price       Exercise Price
            -----------------       --------------       --------------

                                         $100

                                  CONSENT OF SPOUSE
                                  -----------------

                    The undersigned spouse of Manager hereby acknowledges that I have read the foregoing Option Agreement (the "Agreement")
                                                                ---------
          and that I understand its contents. I am aware that the Agreement provides for the repurchase of the early termination of the Options (as defined in the Agreement) under certain circumstances, Common Units (as defined in the Agreement) issuable upon exercise of the Options and imposes other restrictions on the transfer of such Options and Common Units. I agree that my spouse's interest in the Options and the Common Units is subject to the Agreement and any interest I may have in such Options and Common Units shall be irrevocably bound by the Agreement and further that my community property interest, if any, shall be similarly bound by the Agreement.

                    I am aware that the legal, financial and other matters contained in the Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing the Agreement that I will waive such right.




                                        Name:
                                             ------------------------------

                                        Print Name:
                                                   ------------------------


                                        -----------------------------------
                                                      Witness

                                                                  EXHIBIT A

                                                                     ,
                                                    ----------------- -----


                          ELECTION TO INCLUDE STOCK IN GROSS
                       INCOME PURSUANT TO SECTION 83(b) OF THE
                                INTERNAL REVENUE CODE
                                ---------------------


                    The undersigned purchased Common Units (the "Units") of
                                                                 -----
          Remington Products Company, L.L.C., a Delaware limited liability
          company (the "Company"), on             ,     .  Under certain
                        -------       ------------  ----
          circumstances, the Company has the right to repurchase the Units at cost from the undersigned (or from the holder of the Units, if different from the undersigned) should the undersigned cease to be employed by the Company and its subsidiaries.  Hence, the
          Units are subject to a substantial risk of forfeiture and are nontransferable within the meaning of Section 83 of the Internal Revenue Code, as amended (the "Code"). The undersigned desires
                                         ----
          to make an election to have the Units taxed under the provision of Code Sec. 83(b) at the time the undersigned purchased the Units.

                    Therefore, pursuant to Code Sec.83(b) and Treasury Regula-tion Sec.1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Units (described below), to
          report as taxable income for calendar year            the excess
                                                     ----------
          (if any) of the Units' fair market value on               ,
                                                      --------------  ------
            over the purchase price thereof.
          -

                    The following information is supplied in accordance with Treasury Regulation Sec.1.83-2(e):

                    1. The name, address and social security number of the undersigned:

                              ______________________________
                              ______________________________
                              ______________________________
                              SSN:__________________________

                    2. A description of the property with respect to which the election is being made: _______ Common Units of the Company.

                    3.   The date on which the property was transferred:
                                                                         ---
                     ,          .  The taxable year for which such election
          -----------   --------
          is made: calendar         .
                            --------

                    4.   The restrictions to which the property is subject:
          If the undersigned ceases to be employed by the Company or any of its subsidiaries as a result of the undersigned's resignation during the first five years after the grant of options that the undersigned exercised to acquire the Units, all of the Units are be subject to repurchase by the Company at cost.

                    5.   The fair market value on               ,
                                                  --------------  -------
          of the property with respect to which the election is being made, determined without regard to any lapse restrictions:
          $               per Common Unit.
           --------------

                    6.   The amount paid for such property: $
                                                             --------------
          per Common Unit.

                    A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations Sec.1.83-2(e)(7).



          Dated:               ,
                 --------------  ---------             --------------------
                                                       [Name]




                                         A-2